SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 15, 2026, to the Prospectus dated March 30, 2026.

Massachusetts Investors Growth Stock Fund

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Jeffrey Constantino has announced his intention to retire effective April 30, 2028, and he will no longer be a portfolio manager of the fund as of that date.

Effective December 31, 2026, the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager	Since	Title
Jeffrey Constantino	2006	Investment Officer of MFS
Matthew Scholder	December 2026	MFS Co-Chief Investment Officer–Equity

Effective December 31, 2026, the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager	Primary Role	Five Year History
Jeffrey Constantino	Portfolio Manager	Employed in the investment area of MFS since 2000
Matthew Scholder	Portfolio Manager	Employed in the investment area of MFS since 2010

MIG-SUP-I-101526